Exhibit 10.2

FOURTH AMENDMENT
FOURTH AMENDMENT dated as of September 22, 2017 (this “Agreement”) to the Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended by that certain First Amendment dated as of August 5, 2016, that certain Second Amendment dated as February 21, 2017 and that certain Third Amendment dated as of August 22, 2017 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), by and among On Assignment, Inc., a Delaware corporation (the “Borrower”), each of the Revolving Credit Lenders, each other Lender party hereto, and Wells Fargo Bank, National Association, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

Statement of Purpose

WHEREAS the Borrower, the Lenders and the Administrative Agent are parties to the Credit Agreement, pursuant to which the Lenders have extended certain credit facilities to the Borrower.

WHEREAS the Borrower has requested that the Administrative Agent and the Lenders agree to amend the Credit Agreement as more specifically set forth herein.
NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto hereby agree as follows:
1.    Capitalized Terms. All capitalized undefined terms used in this Agreement (including, without limitation, in the introductory paragraph and the Statement of Purpose hereto) shall have the meanings assigned thereto in the Credit Agreement.
2.    Amendments to the Credit Agreement. Section 1.01 of the Credit Agreement is amended by deleting the table in clause (b) of the defined term “Applicable Rate” and replacing it with the following table:

Pricing Level	Consolidated Total Leverage Ratio	Revolving Credit Facility		Letters of Credit Fees	Commitment Fees
		Eurodollar Rate Loans	Base Rate Loans
1	≥ 3.00 : 1.00	2.25%	1.25%	2.25%	0.35%
2	< 3.00 : 1.00 but ≥ 2.75 : 1.00	2.00%	1.00%	2.00%	0.30%
3	< 2.75 : 1.00 but ≥ 2.25 : 1.00	1.75%	0.75%	1.75%	0.25%
4	< 2.25 : 1.00 but ≥ 1.75 : 1.00	1.50%	0.50%	1.50%	0.20%
5	<1.75 : 1.00	1.25%	0.25%	1.25%	0.20%

3.    Conditions to Effectiveness. Upon the satisfaction or waiver of each of the following conditions, this Agreement shall be deemed to be effective (the date of such satisfaction, the “Effective Date”):

(a)    the Administrative Agent shall have received counterparts of this Agreement executed by the Administrative Agent, each of the Revolving Credit Lenders and the Borrower;

(b)    the Administrative Agent shall have received counterparts of the Acknowledgment and Reaffirmation attached hereto executed by each Subsidiary Guarantor;

(c)    the Borrower shall have paid the reasonable and documented fees, disbursements and other charges of one counsel for the Administrative Agent and its Affiliates, in each case, to the extent invoiced at least one (1) Business Day prior to the Effective Date; and

(d)    each of the representations and warranties set forth in this Agreement and the Acknowledgment and Reaffirmation shall be true and correct.

Without limiting the generality of the provisions of Section 9.03 of the Credit Agreement, for purposes of determining compliance with the conditions specified in this Section 3 or otherwise, each Lender shall be deemed to have consented to, approved or accepted or to be satisfied with, each document or other matter required thereunder to be consented to or approved by or acceptable or satisfactory to a Lender unless the Administrative Agent shall have received notice from such Lender prior to the proposed Effective Date specifying its objection thereto.
4.    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Agreement shall not be deemed (a) to be a waiver of, consent to, or a modification or amendment of any other term or condition of the Credit Agreement or any other Loan Document, (b) to prejudice any right or rights which the Administrative Agent or the Lenders may now have or may have in the future under or in connection with the Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Borrower or any of its Subsidiaries or any other Person with respect to any other waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of the Lenders or the Administrative Agent, or any of them, under or with respect to any such documents or (d) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of any other agreement by and among the Loan Parties, on the one hand, and the Administrative Agent or any other Lender, on the other hand. References in the Credit Agreement to “this Agreement” (and indirect references such as “hereunder”, “hereby”, “herein”, “hereof” or other words of like import) and in any other Loan Document to the “Credit Agreement” shall be deemed to be references to the Credit Agreement as modified hereby. Without limiting the generality of the foregoing, the execution and delivery of this Agreement shall not constitute a novation of any indebtedness or other obligations owing to the Lenders or the Administrative Agent under the Credit Agreement based on facts or events occurring or existing prior to the execution and delivery of this Agreement.

5.    Representations and Warranties. The Borrower represents and warrants that (a) it has the corporate power and authority to execute, deliver and perform this Agreement, (b) it has taken all necessary corporate action to authorize the execution, delivery and performance of this Agreement, (c) this Agreement has been duly executed and delivered on behalf of the Borrower, (d) this Agreement constitutes a legal, valid and binding obligation of the Borrower, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (e) after giving effect to this Agreement, each of the representations and warranties made by it in or pursuant to the Loan Documents is true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects), in each case on and as of the Effective Date as if made on and as of the Effective Date, except to the extent that such representations and warranties relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (except to the extent that such representation and warranty is subject to a materiality or Material Adverse Effect qualifier, in which case it shall be true and correct in all respects) as of such earlier date and (f) after giving effect to this Agreement, no Default shall have occurred and be continuing.

6.    Reaffirmation. By its execution hereof, Borrower hereby expressly (a) affirms that each of the Liens granted in or pursuant to the Loan Documents are valid and subsisting and (b) agrees that this Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

7.    Execution in Counterparts. This Agreement may be executed by one or more of the parties to this Agreement on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Delivery of an executed counterpart of a signature page of this Agreement by facsimile or other electronic imaging means (e.g. “pdf” or “tif”) shall be effective as delivery of an original executed counterpart hereof.

8.    Governing Law. THIS AGREEMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT OR TORT OR OTHERWISE) BASED UPON, ARISING OUT OF OR RELATING TO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
9.    Entire Agreement. This Agreement is the entire agreement, and supersedes any prior agreements and contemporaneous oral agreements, of the parties concerning its subject matter.
10.    Successors and Assigns. This Agreement shall be binding on and inure to the benefit of the parties and their heirs, beneficiaries, successors and permitted assigns.
[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed under seal by their duly authorized officers, all as of the day and year first written above.

BORROWER:    ON ASSIGNMENT, INC., as Borrower

By:
Name: James L. Brill
Title: Treasurer

On Assignment, Inc.
Fourth Amendment
Signature Page

ADMINISTRATIVE AGENT:	WELLS FARGO BANK, NATIONAL ASSOCIATION,
as Administrative Agent and a Lender

By:
Name:
Title:

On Assignment, Inc.
Fourth Amendment
Signature Page

LENDERS:	Bank of America, N.A., as a Lender
By:
Name:
Title:
Capital One, National Association, as a Lender
By:
Name:
Title:
Fifth Third Bank, as a Lender
By:
Name:
Title:
MUFG Union Bank, N.A., as a Lender
By:
Name:
Title:
SunTrust Bank, as a Lender
By:
Name:
Title:
JPMorgan Chase Bank, N.A., as a Lender
By:
Name:
Title:
FirstBank Puerto Rico D/B/A First Bank Florida, as a Lender
By:
Name:
Title:

On Assignment, Inc.
Fourth Amendment
Signature Page

ACKNOWLEDGMENT AND REAFFIRMATION

September 22, 2017

By its execution hereof, each Subsidiary Guarantor hereby expressly (a) represents and warrants that (i) it has the corporate or limited liability company, as applicable, power and authority to execute, deliver and perform this Acknowledgment and Reaffirmation, (ii) it has taken all necessary corporate or other action to authorize the execution, delivery and performance of this Acknowledgment and Reaffirmation, (iii) this Acknowledgment and Reaffirmation has been duly executed and delivered on behalf of such Person, and (iv) this Acknowledgment and Reaffirmation constitutes a legal, valid and binding obligation of such Person, enforceable against it in accordance with its terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law), (b) consents to the Fourth Amendment to the Credit Agreement (defined below), dated as of the date hereof, by and among On Assignment, Inc., a Delaware corporation, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent for the lenders (the “Agreement”; all capitalized undefined terms used herein shall have the meanings assigned in the Agreement and if not defined in the Agreement, shall have the meanings assigned thereto in the Second Amended and Restated Credit Agreement dated as of June 5, 2015 (as amended by that certain First Amendment dated as of August 5, 2016, that certain Second Amendment dated as February 21, 2017 and that certain Third Amendment dated as of August 22, 2017 and as further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”)) and (c) acknowledges that the covenants, representations, warranties and other obligations set forth in the Loan Documents to which it is a party remain in full force and effect. In furtherance of the foregoing, each Subsidiary Guarantor (i) affirms that each of the Liens granted in or pursuant to the Loan Documents to which it is a party are valid and subsisting and (ii) agrees that the Agreement shall in no manner impair or otherwise adversely affect any of the Liens granted in or pursuant to the Loan Documents.

[Signature Page Follows]

SUBSIDIARY GUARANTORS:    LAB SUPPORT, LLC
CREATIVE CIRCLE, LLC

By:    On Assignment, Inc., as sole member

By: ___________________________________
Name: James L. Brill
Title: Treasurer

CYBERCODERS, INC.

By: ___________________________________
Name: Rose Cunningham
Title:     Treasurer

APEX SYSTEMS, LLC
APEX LIFE SCIENCES, LLC (formerly known as ON ASSIGNMENT STAFFING SERVICES, LLC)
OXFORD GLOBAL RESOURCES, LLC

By: ___________________________________
Name: James L. Brill
Title:     Treasurer

CYBERCODERS STAFFING SERVICES, LLC

By:    CyberCoders, Inc., as sole member

By: ___________________________________
Name: Rose Cunningham
Title: Treasurer

On Assignment, Inc.
Fourth Amendment
Acknowledgment and Reaffirmation
Signature Page

HIM STAFFING SERVICES, LLC

By:    Oxford Global Resources, LLC, as sole member

By: ___________________________________
Name: James L. Brill
Title: Treasurer

On Assignment, Inc.
Fourth Amendment
Acknowledgment and Reaffirmation
Signature Page